借款合同

出借方：良方药业有限公司

借款方：乌兰察布市卫校附院急救中心

乌兰察布市卫校附院急救中心（以下简称借款方）为扩建急诊病房楼，向出借方借款。经双方协商，特订立本合同，以便共同遵守。

第一条　借款种类：

第二条　借款用途：兴建医院（三甲）住院处。

第三条　借款金额：人民币叁仟万元。

第四条　借款条件

经出借方与借款方友好协商，双方就借款事宜达成如下协议：

1、借款方同意新病房楼建成后，所有药品及一次性医疗器械，全部由出借方供给，合作期限 20 年。

2、出借方所供应的产品价格不高于同期市场的平均价格。

3、所供的产品当月结算。

4、出借方不再向借款方索要利息。

第五条　借款和还款期限

1. 借款时间共 5 年，自 2006 年 10 月 10 日起至 2011 年 10 月 9 日止。

2. 还款分期如下：

归还期限 5 年。还款时间 2011 年 10 月 9 日，还款金额叁仟万元。

第六条　保证条款

1. 借款方必须按照借款合同规定的用途使用借款，不得挪作他用，

不得用借款进行违法活动。

2. 借款方必须按合同规定的期限还款。

3. 借款方有义务接受出借方的检查、监督借款的使用情况，了解借款方的计划执行、经营管理、财务活动、物资库存等情况。借款方应提供有关的计划、统计、财务会计报表及资料。

4. 由于医院经营管理不善而关闭、破产，确实无法履行合同的，在处理财产时，除了按国家规定用于人员工资和必要的维护费用时，应优先偿还借款。由于上级主管部门决定关、停、并、转或撤销工程建设等措施，或者由于不可抗力的意外事故致使合同无法履行时，经向出借方申请，可以变更或解除合同，并免除承担违约责任。

第七条　违约责任

一、借款方的违约责任

1. 借款方不按合同规定的用途使用借款，出借方有权收回部分或全部借款，对违约使用的部分，按银行规定的利率加收罚息。

2. 借款方如逾期不还借款，出借方有权追回借款，并按银行规定加收罚息。

3. 借款方使用借款造成损失浪费或利用借款合同进行违法活动的，出借方应追回借款本息，有关单位对直接责任人应追究行政和经济责任。情节严重的，由司法机关追究刑事责任。

二、出借方的违约责任

出借方未按期提供借款，应按违约数额和延期天数，付给借款方违约金。违约金数额的计算应与加收借款方的罚息计算相同。

第八条　解决合同纠纷的方式

执行本合同发生争议，由双方协商解决；协商不成，双方同意由仲裁委员会仲裁。

第九条　其他

本合同非因《借款合同条例》规定允许变更或解除合同的情况发生，任何一方当事人不得擅自变更或解除合同。当事人一方依照《借款合同条例》要求变更或解除本借款合同时，应及时采用书面形式通知其他当事人，并达成书面协议。本合同变更或解除之后，借款方已占用的借款，仍应按本合同的规定偿付。

本合同有如未尽事宜，须经合同各方当事人共同协商，做出补充规定，补充规定与本合同具有同等法律效力。

本合同正本一式四份，出借方、借款方各执两份。

出借方：（公章）

代表人：

地址：

电话：

借款方：

代表人：

地址：

电话：